Exhibit 10.1

AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT

AMENDMENT NO. 2 (the “Amendment”), dated as of March 14, 2008, to the Forbearance Agreement (as amended, the “Agreement”)1 dated as of January 16, 2008 by and among Tekni-Plex, Inc. (the “Company”), each of the Company’s subsidiaries identified on the signature pages thereof (the “Subsidiaries”), the Holders of the Company’s 12 3/4% Senior Subordinated Notes due 2010 (the “Notes”) that were issued pursuant to that certain Indenture, dated as of June 21, 2000 (as supplemented on May 6, 2002, August 22, 2002, and April 25, 2005, the “Indenture”), that are signatories thereto (each a “Noteholder,” and collectively, the “Noteholders,” and together with the Company, the “Parties”) and U.S. Bank National Association, as successor indenture trustee (the “Indenture Trustee”) under the Indenture.

RECITALS

WHEREAS, the parties hereto are desirous of extending the Agreement on the terms set forth herein;

WHEREAS, the Noteholders continue to collectively hold not less than $286,650,000 in aggregate principal amount of the Notes, representing not less than 91% of the aggregate principal amount of the Notes that are outstanding, and not less than $184,250,000 in aggregate principal amount of the Second Lien Notes, representing not less than 67% of the aggregate principal amount of the Second Lien Notes that are outstanding.

  1 Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Agreement (and to the extent not defined therein, the meaning ascribed to it in the Indenture).

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this Agreement, the Parties, each intending to be legally bound, agree as follows:

1. Forbearance.  Section 1(c) of the Agreement is hereby amended by replacing the date “March 17, 2008” with “March 27, 2008”.

2. Effectiveness.  This Amendment shall become effective upon execution and delivery of counterparts of this Agreement by the Noteholders, the Company and the Subsidiaries.  This Amendment shall be effective as to the Noteholders, the Company and the Subsidiaries in accordance with Section 2 hereof regardless of whether the Indenture Trustee executes this Agreement.  This Amendment shall be effective as to the Indenture Trustee upon the Indenture Trustee becoming a signatory hereto.

3. Representations, Warranties and Covenants.

(a) The Company and the Subsidiaries represent, warrant and covenant as follows:

(i) Except for the Interest Default, no other Default or Event of Default has occurred and is continuing.

(ii) The execution, delivery and performance by the Company and the Subsidiaries of this Agreement:

(1) are within their corporate powers;

(2) have been duly authorized by all necessary corporate action;

(3) do not and will not (A) contravene their certificate of incorporation or by-laws or limited partnership or other constituent documents, (B) violate any (i) applicable material

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requirement of law or (ii) material order or decree of any governmental authority or arbitrator applicable to them, (C) materially conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material contractual obligation of the Company or the Subsidiaries, or (D) result in the creation or imposition of any material lien or encumbrance upon any of the material property of the Company or the Subsidiaries; and

(4) do not and will not require the consent of, authorization by, approval of any governmental authority.

(b) The Noteholders represent as follows:

(i) As of the date hereof, based on the representations of each of the individual Noteholders, the Noteholders, in the aggregate, hold, with all rights, including without limitation the right to vote, not less than $286,650,000 in principal amount of the Notes, representing not less than 91% of the aggregate principal amount of the Notes outstanding.

(ii) As of the date hereof, based on the representations of each of the individual Noteholders, the Noteholders, in the aggregate, hold, with all rights, including without limitation the right to vote, not less than $184,250,000 in principal amount of the Second Lien Notes, representing not less than 67% of the aggregate principal amount of the Second Lien Notes outstanding.

4. Ratification of Liability.  The Company and its Subsidiaries hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Indenture.

5. Complete Integration; Amendments.  This Amendment, together with the Agreement – which remains in full force and effect except as expressly modified by this Amendment – constitutes the full and final agreement between the Parties with respect to the subject matter hereof, and may not be modified or amended except by a written instrument, signed by each of the Parties, expressing such amendment or modification.  The Parties warrant, promise and represent that in

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executing this Amendment, each Party is not relying upon any oral representation, promise or statement made by any other Party hereto and that each Party is not relying upon any promise, statement or representation contained in any other written instrument.

6. No Other Amendments; Reservation of Rights, No Waiver.  Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Noteholders or the Indenture Trustee, as applicable, under the Indenture or applicable law, nor shall the entering into this Amendment preclude the Noteholders from refusing to enter into any further amendments or forbearances with respect to the Indenture.  Other than as expressly provided herein, this Amendment shall not constitute a forbearance with respect to (i) any failure by the Company to comply with any covenant or other provision in the Indenture or (ii) the occurrence or continuance of any present or future Event of Default.

7. Counterparts/Facsimile Transmission.  This Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original.  Execution of this Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., “pdf”) transmission.

8. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Parties hereto and each of their respective successors, assigns, heirs and personal representatives.

9. Authority.  Any person signing this Amendment in a representative capacity (i) represents and warrants that he/she is authorized to sign this Amendment on behalf of the Party he/she represents and that his/her signature upon this Amendment

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will bind the represented Party to the terms of this Amendment, and (ii) acknowledges that the other Party to this Amendment has relied upon such representation and warranty.

10. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

11. Direction to Indenture Trustee.  The Noteholders’ agreement to forbear as provided in the Agreement as amended by this Amendment shall constitute a direction from such Noteholders to the Indenture Trustee to similarly forbear during the Forbearance Period as extended hereby.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

TEKNI-PLEX, INC.

By:	/s/ James E. Condon
Name:	James E. Condon
Title:	Chief Financial Officer

SUBSIDIARIES

PURETEC CORPORATION
NATVAR HOLDINGS, INC.
TRI-SEAL HOLDINGS, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.
BURLINGTON RESINS, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES INVESTMENTS, INC.
DISTRIBUTORS RECYCLING, INC.
TPI ACQUISITION SUBSIDIARY, INC.
TP/ELM ACQUISITION SUBSIDIARY, INC.,
collectively, as Guarantors

By:	/s/ James E. Condon
Name:	James E. Condon
Title:	Chief Financial Officer

THE NOTEHOLDERS

AVENUE INVESTMENTS, L.P.

By:	Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE-CDP GLOBAL OPPORTUNITIES FUND, L.P.

By:	Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	Avenue International Master GenPar, Ltd., its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By:	Avenue Capital Partners IV, LLC, its General Partner
By:	GL Partners IV, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.

By:	Avenue Capital Partners V, LLC, its General Partner
By:	GL Partners V, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

BARCLAYS BANK, PLC

By:	/s/ Brian Berman
Name:	Brian Berman
Title:	Managing Director

GLENVIEW CAPITAL MANAGEMENT, LLC, as investment adviser for GCM Little Arbor Partners, L.P., GCM Little Arbor Institutional Partners, L.P., and GCM Little Arbor Master Fund, Ltd.

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Chief Operating Officer and General Counsel

MORGAN STANLEY & CO., INC

By:	/s/ Andrew Brenner
Name:	Andrew Brenner
Title:	Managing Director

OCM OPPORTUNITIES FUND V, L.P.

By:	OCM Opportunities Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Kenneth Liang
Name:	Kennneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

OCM OPPORTUNITIES FUND VI, L.P.

By:	OCM Opportunities Fund VI GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

OCM OPPORTUNITIES FUND VII, L.P.

By:	OCM Opportunities Fund VII GP, L.P.
Its:	General Partner

By:	OCM Opportunities Fund VII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P. OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.

By:	OCM Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Jordan L. Kruse
Name:	Jordan L. Kruse
Title:	Managing Director

By:	/s/ Aaron Bendikson
Name:	Aaron Bendikson
Title:	Senior Vice President

OCM PRINCPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P.
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan L. Kruse
Name:	Jordan L. Kruse
Title:	Managing Director

By:	/s/ Aaron Bendikson
Name:	Aaron Bendikson
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director